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                                                                  Exhibit 10.11c

                              ELASTIC NETWORKS INC.

                 AMENDMENT NUMBER 2 TO INVESTOR RIGHTS AGREEMENT

     This Amendment Number 2 (this "Amendment") to that certain Investor Rights Agreement dated as of May 12, 1999, among Elastic Networks Inc., a Delaware corporation (the "Company"), Nortel Networks Inc., a Delaware corporation ("Nortel Networks"), and the individuals and entities listed on Exhibit A to that agreement (the "Investor Rights Agreement"), as amended by that certain Amendment to Investor Rights Agreement dated as of February 14, 2000 ("Amendment No.1"), is made as of August 4, 2000, among the Company, Nortel Networks, the individuals and entities listed on Exhibit A to Amendment No. 1 and Pequot Private Equity Fund II, L.P. ("Pequot"). The Investor Rights Agreement and Amendment No.1 are collectively referred to herein as the "Agreement".

                                 R E C I T A L S

     WHEREAS, the Company has entered into (i) two Secured Promissory Notes (the "Notes"), each dated the date hereof, each in the original principal amount of Five Million Dollars ($5,000,000.00), with Nortel Networks and Pequot, (ii) a Security Agreement (the "Security Agreement"), dated the date hereof, with Nortel Networks and Pequot to secure repayment of the Notes, and (iii) two Warrants, each dated the date hereof, providing each of Nortel Networks and Pequot the right to purchase Fifty One Thousand Two Hundred and Thirty (51,230) shares of preferred or common stock of the Company at a per share purchase price of $7.32 (the "Warrants");

     WHEREAS, the Company, Nortel Networks, and the Purchasers (as defined in Amendment No. 1) desire to amend the Agreement as set forth herein; and

     WHEREAS, this Agreement will become effective upon the signature of the Company, Nortel Networks, Pequot and all of the other parties to the Investor Rights Agreement (as amended).

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

     1. The Agreement shall be amended by inserting immediately following the second WHEREAS clause the following words:

     WHEREAS, the Company entered into (i) two Secured Promissory Notes (the "Notes"), each dated August 4, 2000 and in the original principal amount of Five Million Dollars ($5,000,000.00), with Nortel Networks and Pequot Private Equity Fund II, L.P. ("Pequot"), (ii) a Security Agreement (the "Security Agreement"), dated August 4, 2000, with Nortel Networks and Pequot to secure repayment of the Notes, and (iii) two Warrants, each dated August 4, 2000, providing each of Nortel Networks and Pequot the right to purchase Fifty One Thousand Two Hundred and Thirty (51,230) shares of preferred or common stock of the Company at a per share purchase price of $7.32 (the "Warrants");


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     2.   The definition of "Registrable Shares" set forth in Section 1 of the
Agreement is amended by replacing the word "and" before clause (iv) with a comma and by adding the phrase "and (v) the shares of Common Stock issued or issuable under the Warrants or upon the conversion into Common Stock of the shares of preferred stock issued or issuable under the Warrants" after the words "(iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events)" and before the semi-colon at the end of such language.

     3. The definition of "Shares" set forth in Section 1 of the Agreement is amended by replacing the word "and" before the words "in Subsection 1.2 of the Series B Purchase Agreement" with a comma and adding the phrase "and in the Warrants" before the period at the end of that definition.

     4. Section 3.1(g)(3) of the Agreement is amended by adding the phrase "to any individuals or entities that lend funds to or borrow funds from the Company or" immediately before the phrase "to officers, directors, consultants" and after the phrase "date of this Agreement)".

     5. Section 5(k) of the Agreement is amended by adding the phrase "or as provided in the Amendment Number 2 to Investor Rights Agreement dated as of August 4, 2000 ("Amendment Number 2"), all capitalized terms used in the Amendment and Amendment Number 2" after the words "(the "Amendment")," and before the words "shall have and retain".

     6. The parties to the Agreement hereby consent to adding Pequot as a party thereto. Pequot shall be deemed to be a "Purchaser" under and for all purposes of the Agreement and each reference therein to "Purchaser" or "Purchasers" shall be deemed to include Pequot.

     7. The Agreement is hereby amended such that references in the Agreement to "this Agreement" shall be deemed to be references to the Agreement as amended hereby.

     8. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia without giving effect to any choice or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of laws of any other jurisdiction.

     9. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year above first written.

              ELASTIC NETWORKS INC.

              By:____________________________________________
              Name:
              Title:

              NORTEL NETWORKS INC.

              By:____________________________________________
              Name:
              Title:

              PEQUOT PRIVATE EQUITY FUND, L.P.

              By:  Pequot Capital Management, Inc., its Investment Manager

              By:____________________________________________
              Name:   Kevin E. O'Brien
              Title:  General Counsel

              PEQUOT PRIVATE EQUITY FUND II, L.P.

              By:  Pequot Capital Management, Inc., its Investment Manager

              By:____________________________________________
              Name: Kevin O'Brien
              Title:  General Counsel

              PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

              By: Pequot Capital Management, Inc., its Investment Manager

              By:____________________________________________
              Name:   Kevin E. O'Brien
              Title:  General Counsel


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              PEQUOT VENTURE PARTNERS, L.P.

              By: Pequot Capital Management, Inc., its Investment Manager

              By:____________________________________________
              Name:   Kevin E. O'Brien
              Title:  General Counsel

              TEXAS INSTRUMENTS INCORPORATED

              By:____________________________________________
              Name:
              Title:

              PICTET GLOBAL SECTOR FUND

              By:____________________________________________
              Name:
              Title:

              TELCOM VENTURE PARTNERS 1, L.P.

              By:____________________________________________
              Name:
              Title:

              ELANET FUND

              By:____________________________________________
              Name:
              Title:

              MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

              By:____________________________________________
              Name:
              Title:

              By:____________________________________________
              Name:
              Title:


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              ITECH CAPITAL CORP. (F/K/A JORDEX RESOURCES INC.)

              By:____________________________________________
              Name:
              Title:

              JIM MCMANUS

              By:____________________________________________
                    Jim McManus

              AARON WOLFSON

              By:____________________________________________
                    Aaron Wolfson

              ABRAHAM WOLFSON

              By:____________________________________________
                    Abraham Wolfson

              ELI LEVITIN

              By:____________________________________________
                    Eli Levitin

              LEVITIN FAMILY CHARITABLE TRUST

              By:____________________________________________
              Name:
              Title:

              MWDI PARTNERSHIP

              By:____________________________________________
              Name:
              Title:


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              JACOB SAFIER

              By:____________________________________________
                    Jacob Safier

              STEVE SCHLAM

              By:____________________________________________
                    Steve Schlam

              DANVILLE CAPITAL GROUP L.L.C.

              By:____________________________________________
              Name: Michael Alpert
              Title:

              ZWD INVESTMENTS, LLC

              By:____________________________________________
              Name:
              Title: